SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 14, 2000




                           LORACA INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



     Nevada                         005-58227                      87-0555751
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(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
of incorporation)                                            Identification No.)



                                1601 Fifth Avenue
                            Seattle, Washington 98101
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 332-0400

ITEM 7. Financial Statements And Exhibits

     (a) Financial statements of business acquired. To be filed by amendment within 60 days of this report.

     (b) Pro forma financial information. To be filed by amendment within 60 days of this report.

     (c)  Exhibits.

Exhibits          Description
--------          -----------
2.1*              Agreement  and Plan of Merger dated as of February 11, 2000 by and  among  Loraca  International,  Inc.,  Loraca  Acquisition
                  Corp., The Lexus  Companies,  Inc. and the Shareholders of The
                  Lexus Companies, Inc. Schedules and similar attachments to this Exhibit have not been filed; upon request, Loraca will furnish supplementally to the Commission a copy of any omitted schedule.

2.2**             Amendment to Agreement and Plan of Merger.

4.1               Form of the Notes.

99.1**            Press Release issued by the Company on February 14, 2000.



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*  Incorporated  by reference to the Company's  Current Report on Form 8-K filed
February 28, 2000.

** Incorporated by reference to the Company's Current Report on Form 8-K filed April 14, 2000.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                           LORACA INTERNATIONAL, INC.




                           By: /s/ Bernard A. Guy
                               Bernard A. Guy
                               President


         Date:  April 17, 2000

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

                                  EXHIBIT INDEX

2.1* Agreement and Plan of Merger dated as of February 11, 2000 by and among Loraca International, Inc., Loraca Acquisition Corp., The Lexus Companies, Inc. and the Shareholders of The Lexus Companies, Inc. Schedules and similar attachments to this Exhibit have not been filed; upon request, Loraca will furnish supplementally to the Commission a copy of any omitted schedule.

2.2**     Amendment to Agreement and Plan of Merger.

4.1       Form of the Notes.

99.1**    Press Release issued by the Company on February 14, 2000.

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*  Incorporated  by reference to the Company's  Current Report on Form 8-K filed
February 28, 2000.

** Incorporated by reference to the Company's Current Report on Form 8-K filed April 14, 2000.

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